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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 2003


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                                                       St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  (99.1) Synovis Life Technologies, Inc. News Release dated October 16, 2003.
                  (99.2) Synovis Life Technologies, Inc. News Release dated October 17, 2003.

Item 9.  Regulation FD Disclosure

On October 16, 2003, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings guidance for the fiscal year ending October 31, 2004. On October 17, 2003, Synovis issued a press release clarifying market confusion regarding the earnings guidance for the fiscal year ending October 31, 2004. The press releases appearing in Exhibit 99.1 and Exhibit 99.2 are not filed but are furnished in accordance with Item 9 of Form 8-K.

Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit
99.2. Synovis will also publish the press release, including the supplemental information contained therein, on its website www.synovislife.com.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SYNOVIS LIFE TECHNOLOGIES, INC.

October 17, 2003                               By: /s/ Connie L. Magnuson
                                                   -----------------------------
                                                   Connie L. Magnuson
                                                   Vice-President of Finance and
                                                   Chief Financial Officer



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